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                                                                    EXHIBIT 10.4

                             COMMTOUCH SOFTWARE LTD.
                  1999 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN


     1.   PURPOSE.

          The purpose of this Plan is to offer Nonemployee Directors of CommTouch Software Ltd. an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Ordinary Shares of the Company. This Plan provides for the grant of Options to purchase Shares. Options granted hereunder shall be "Nonstatutory Options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

     2.   DEFINITIONS.

          As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" shall mean the entity, either the Board or the committee of the Board, responsible for administering this Plan, as provided in
Section 3.

          (b) "AFFILIATE" means a parent or subsidiary corporation as defined in Sections 424(e) and (f) of the Code.

          (c)  "ANNUAL OPTION" shall have the meaning set forth in Section 6(b).

          (d) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

          (e) "CHANGE IN CONTROL" shall mean the occurrence of any one of the following:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, an Affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

               (ii) the election of any director of the Company who was not a candidate proposed by a majority of the Board in office prior to the time of such election; or

               (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 50% or more of the assets of the Company, or any merger or reorganization of the Company, whether or not another entity is the survivor, or other transaction

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pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the shares of the Company outstanding after the transaction.

          (f) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

          (g) "COMPANY" shall mean CommTouch Software Ltd., an Israeli corporation.

          (h) "DISABILITY" means permanent and total disability as determined by the Administrator in accordance with the standards set forth in Section 22(e)(3) of the Code.

          (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          (j) "EXPIRATION DATE" shall mean the last day of the term of an Option established under Section 6(e).

          (k) "FAIR MARKET VALUE" means as of any given date (a) the closing price of the Ordinary Shares as reported by the Nasdaq National Market; (b) if the Ordinary Shares are no longer quoted on the Nasdaq National Market but are listed on an established stock exchange or quoted on any other established interdealer quotation system, the closing price for the Ordinary Shares on such exchange or system, as reported in the Wall Street Journal; or (c) if the Ordinary Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of an Ordinary Share as determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

          (l)  "INITIAL OPTION" shall have the meaning set forth in Section
6(a).

          (m) "NONEMPLOYEE DIRECTOR" shall mean any person who is a member of the Board but is not an employee of the Company or any Affiliate of the Company and has not been an employee of the Company or any Affiliate of the Company at any time during the preceding 12 months. Service as a director does not in itself constitute employment for purposes of this definition.

          (n) "OPTION" shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o)  "OPTION AGREEMENT" shall mean the written agreement described in
Section 6 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

          (p)  "OPTIONEE" shall mean a Nonemployee Director who holds an Option.

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          (q)  "ORDINARY SHARES" shall mean the Ordinary Shares of the Company.

          (r) "PLAN" shall mean this CommTouch Software Ltd. 1999 Nonemployee Directors Stock Option Plan, as it may be amended from time to time.

          (s) "SECTION" unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

          (t) "SHARES" shall mean the Ordinary Shares subject to an Option granted under this Plan.

          (u)  "TAX DATE" means the date defined in Section 7(c).

          (v) "TERMINATION" means, for purposes of the Plan, with respect to an Optionee, that the Optionee has ceased to be, for any reason, a director of the Company.

     3.   ADMINISTRATION.

          (a) ADMINISTRATOR. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee consisting of not fewer than two non-employee directors (as such term is defined in Rule 16b-3(b)(3)(i) of the Exchange Act) (in either case, the "Administrator"). The Administrator shall have no authority, discretion or power to select the Nonemployee Directors who will receive Options hereunder or to set the number of shares to be covered by each Option granted hereunder, the exercise price of such Option, the timing of the grant of such Option or the period within which such Option may be exercised; provided, however, that the Administrator shall have the discretion to change the exercise price of an outstanding option granted under the Plan or to issue new options under the Plan with a lower exercise price in exchange for outstanding options granted under the Plan in connection with a general repricing by the Company of outstanding options. In connection with the administration of the Plan, the Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members. The Administrator may delegate administrative duties to such employees of the Company as it deems proper, so long as such delegation is not otherwise prohibited by Rule 16b-3 under the Exchange Act. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this
Section 3(a) and revest in the Board the administration of the Plan.

          (b) ADMINISTRATOR DETERMINATIONS BINDING. Subject to the limitations set forth in Section 3(a), the Administrator may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Option and any Option Agreement and may otherwise supervise the administration of the Plan. All decisions made by the Administrator under the Plan shall be binding on all persons, including the Company and Optionees. No member of the Administrator shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan or any Option.

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     4.   ELIGIBILITY.

          Only Nonemployee Directors may receive Options under this Plan.

     5.   SHARES SUBJECT TO PLAN.

          (a) AGGREGATE NUMBER. Subject to Section 9, the total number of Ordinary Shares reserved and available for issuance pursuant to Options under this Plan shall be 180,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 180,000 share limitation. If any Option terminates or expires without being exercised in full, the shares issuable under such Option shall again be available for issuance in connection with other Options. If Ordinary Shares issued pursuant to an Option are repurchased by the Company, such Ordinary Shares shall not again be available for issuance in connection with Options. To the extent the number of Ordinary Shares issued pursuant to an Option is reduced to satisfy withholding tax obligations, the number of shares withheld to satisfy the withholding tax obligations shall not be available for later grant under the Plan.

          (b) NO RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until an electronic transfer (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of such Shares is effected. Subject to Section 9, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

     6.   GRANT OF OPTIONS.

          (a) MANDATORY INITIAL OPTION GRANTS. Subject to the terms and conditions of this Plan, if any person who is not, and has not been in the preceding 12 months, an officer or employee of the Company and who has not previously been a member of the Board is elected or appointed a member of the Board, then on the effective date of such appointment or election the Company shall grant to such new Nonemployee Director an Option to purchase 10,000 shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant. Any Option granted pursuant to this Section 6(a) shall be referred to as an "Initial Option."

          (b) MANDATORY ANNUAL OPTION GRANTS. Subject to the terms and conditions of this Plan, on May 17 the date of the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders) commencing in 1999, the Company shall grant to each Nonemployee Director then in office (other than a Nonemployee Director who received a grant under Section 6(a) on or after the record date for such annual meeting) an Option to purchase 10,000 shares at an exercise price equal to the Fair Market Value of such shares on the date of such option grant; provided, however, the grant date for grants made in connection with the annual shareholders meeting in

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1999 shall be May 17, 1999; provided, however, that all grants under this Plan shall be null and void if the shareholders of the Company do not approve the Plan on or before April 18, 2000. Any Option granted pursuant to this Section 6(b) shall be referred to as an "Annual Option."

          (c) VESTING OF INITIAL OPTION AND ANNUAL OPTION. Each Option granted under Section 6(a) or 6(b) shall become exercisable with respect to one fourth of the number of Shares covered by such Option three months after the date of grant and with respect to one third of the remaining shares subject to the Option every three months thereafter, so that the Option shall be fully exercisable on the first anniversary of the date such Option was granted.

          (d) TERM. Subject to the other provisions of this Plan, each Option granted pursuant to this Plan shall have a term of ten years.

          (e) LIMITATION ON OTHER GRANTS. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a) and 6(b).

          (f) OPTION AGREEMENT. As soon as practicable after the grant of an Option, the Optionee and the Company shall enter into a written Option Agreement which specifies the date of grant, the number of Shares, the option price, and the other terms and conditions applicable to the Option.

          (g) TRANSFERABILITY. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Optionee's lifetime only by the Optionee.

          (h) LIMITS ON EXERCISE. Subject to the other provisions of this Plan, an Option shall be exercisable in such amounts as are specified in the Option Agreement.

          (i) EXERCISE PROCEDURES. To the extent the right to purchase Shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of Shares being purchased, accompanied by payment of the exercise price for the Shares, and other applicable amounts, as provided in Section 7.

          (j) TERMINATION. In the event of Termination, Options held at the date of Termination, to the extent then exercisable, may be exercised in whole or in part at any time within three months after the date of Termination, (but in no event after the Expiration Date), but not thereafter. Notwithstanding the foregoing, if Termination is due to death or Disability, Options held at the date of Termination, to the extent then exercisable, may be exercised in whole or in part at any time within two years from the date of Termination (but in no event after the Expiration Date) by the Optionee or by the Optionee's guardian or legal representative in the case of Disability or in the case of death, by the person to whom the Option is transferred by will or the laws of descent and distribution.

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     7.   PAYMENT AND TAXES UPON EXERCISE OF OPTIONS.

          (a) PURCHASE PRICE. The purchase price of Shares issued under this Plan shall be paid in full at the time an Option is exercised.

          (b) DELIVERY OF PURCHASE PRICE. Optionees may make all or any portion of any payment due to the Company upon exercise of an Option or with respect to federal, state, local or foreign tax payable in connection with the exercise of an Option, by delivery of cash or check. Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock from the Company, or pursuant to which Optionees obtain margin loans from brokers to fund the exercise of the Option.

          (c) TAX WITHHOLDING. The Optionee shall pay to the Company in cash, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Administrator, in its discretion, determines will result upon exercise of an Option or from a transfer or other disposition of the Ordinary Shares acquired upon exercise of an Option or otherwise related to an Option or the Ordinary Shares acquired in connection with an Option.

               A person who has exercised an Option may make an election to have the Ordinary Shares to be obtained upon exercise of the Option withheld by the Company on behalf of the Optionee, to pay the amount of tax that the Administrator, in its discretion, determines to be required to be withheld by the Company.

     Any Ordinary Shares tendered to or withheld by the Company will be valued at Fair Market Value on such date. The value of the Ordinary Shares tendered or withheld may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company.

     8.   USE OF PROCEEDS.

          Proceeds from the exercise of Options pursuant to this Plan shall be used for general corporate purposes.

     9.   ADJUSTMENT OF SHARES.

          In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Ordinary Shares, appropriate adjustments shall be made by the Administrator in the aggregate number and kind of shares of stock reserved for issuance under the Plan and in the number, kind and exercise price of shares subject to outstanding Options; provided, however, that the number of shares subject to any Option shall always be a whole number.

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     10.  EFFECT OF CHANGE IN CONTROL.

          In the event of a "Change in Control," any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

     11.  NO RIGHT TO DIRECTORSHIP.

          Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Memorandum of Association and Articles of Association relating to the election, appointment, terms of office, and removal of members of the Board.

     12.  LEGAL REQUIREMENTS.

          The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates or records of electronic transfers evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

     13.  DURATION AND AMENDMENTS.

          (a) DURATION. This Plan shall become effective upon the closing of the Company's initial public offering, provided that it has been adopted by the Board and approved by the shareholders of the Company, either by written consent or by approval of shareholders voting at a validly called shareholders' meeting. The Plan shall terminate automatically on the tenth anniversary of its effective date.

          (b) AMENDMENT AND TERMINATION. The Board may amend, alter or discontinue the Plan or any Option, but no amendment, alteration or discontinuance shall be made which would impair the rights of an Optionee under an outstanding Option without the Optionee's consent. No amendment shall require shareholder approval except (i) an increase in the total number of shares reserved for issuance under the Plan, (ii) to the extent required by applicable laws, rules or regulations or (iii) to the extent that the Board otherwise concludes that shareholder approval is advisable.

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          (c)  EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under this Plan after the termination hereof, except upon exercise of an Option granted before termination. Termination or amendment of this Plan shall not affect any Shares previously issued and sold or any Option previously granted under this Plan.

     14.  RULE 16B-3.

          With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be adjusted to comply with Rule 16b-3, to the extent permitted by law and deemed advisable by the Administrator. It shall be the responsibility of persons subject to Section 16 of the Exchange Act, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3, or if any such person incurs any liability under
Section 16 of the Exchange Act.




Approved by the Board of Directors on ___________ __, 1999.

Approved by the Shareholders of the Company on ___________ __, 1999, to be effective on the date of the closing of the Company's initial public offering of its ordinary shares.

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                             COMMTOUCH SOFTWARE LTD.
                 1999 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

      Capitalized terms used without definition in this Stock Option Agreement (the "OPTION AGREEMENT") shall have the meanings given such terms in the CommTouch Software Ltd. 1999 Nonemployee Directors Stock Option Plan (the "PLAN").

                                       I.

                          NOTICE OF STOCK OPTION GRANT

                               [Name of Optionee]

      OPTION. You have been granted an option to purchase ordinary shares of CommTouch Software Ltd., an Israeli company (the "ORDINARY SHARES"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

      Date of Grant:                              __________________

      Exercise Price per Share:                   $_______

      Total Number of Ordinary Shares Granted:      10,000

      Total Exercise Price:                       $_______

      Type of Option:                             NSO

      Expiration Date:                            __________________

      VESTING; TERMINATION. This Option will vest with respect to 2,500 ordinary shares three months after the date of grant and will vest with respect to 2,500 ordinary shares every three months thereafter, provided that the Optionee continues to serve as a Director of the Company. This Option may be exercised, in whole or in part, with respect to any vested shares, on or before [_______________].

                                       II.

                                    AGREEMENT

      1. GRANT OF OPTION. CommTouch Software Ltd., an Israeli company (the "COMPANY"), hereby grants to the Optionee (the "OPTIONEE") named in the Notice of Stock Option Grant set forth above (the "NOTICE OF GRANT") an option (the "OPTION") to purchase the total number of Ordinary Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE"), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Capitalized terms used without definition in this Option Agreement shall have the meanings given such terms in the Plan.
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      2. EXERCISE OF OPTION.

      (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

      (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A), which shall state the election to exercise the Option, the number of Ordinary Shares with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to the Ordinary Shares as may be required by the Company pursuant to the provisions of the Plan. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

      (c) COMPLIANCE WITH LAW. No Ordinary Shares will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Ordinary Shares may then be listed. Assuming such compliance, for income tax purposes the Ordinary Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

      3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by cash or check or by a combination thereof, at the election of the Optionee. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option. Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock from the Company, or pursuant to which Optionee obtains a margin loan from a broker to fund the exercise of the Option.

      4. NON-TRANSFERABILITY OF OPTION; RIGHT OF REPURCHASE. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      5. TERM OF OPTION. This Option may be exercised only in accordance with the terms set out in the Notice of Grant, and may be exercised prior to its expiration date only, in accordance with the Plan and the terms of this Option Agreement.

      6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

      7. ACKNOWLEDGMENTS OF OPTIONEE.

      (a) NO RIGHT TO CONTINUATION OF BOARD MEMBERSHIP. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ORDINARY SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING BOARD MEMBERSHIP AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING APPOINTED TO THE BOARD OF DIRECTORS, BEING GRANTED THIS OPTION OR ACQUIRING ORDINARY SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMMTOUCH SOFTWARE LTD. 1999 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF BOARD MEMBERSHIP BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S BOARD MEMBERSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

      (b) RECEIPT OF PLAN. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated above.

Date:                                     COMMTOUCH SOFTWARE LTD.
     -----------------


                                          --------------------------------------
                                          Gideon Mantel
                                          Chief Executive Officer

                                          --------------------------------------
                                          [Name of Optionee]